Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Tongli Pharmaceuticals (USA), Inc. (the “Company”) for the quarter ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mingli Yao, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2010	By: /s/ Mingli Yao
Name: Mingli Yao
Title: Chief Executive Officer
(principal executive officer)